CALVERT BOND FUND (formerly Calvert Bond Portfolio)
CALVERT GREEN BOND FUND
CALVERT HIGH YIELD BOND FUND
CALVERT INCOME FUND
CALVERT LONG-TERM INCOME FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT ULTRA-SHORT DURATION INCOME FUND (formerly Calvert Ultra-Short Income Fund)
(each, a “Fund” and together, the “Funds”)
Supplement to Prospectus dated February 1, 2017 as revised October 3, 2017

The following replaces “Class C shares” under “Choosing a Share Class.” in “Purchasing Shares”:

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”).  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  The maximum single purchase limit for Calvert Short Duration Income Fund is $250,000 (this limit does not apply to employer sponsored retirement plans).  Investors considering cumulative purchases of $1 million ($250,000 for Calvert Short Duration Income Fund) or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. The Funds no longer accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.  In addition, C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

November 7, 2017	27696 11.7.17